UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 6, 2017

Federal Home Loan Bank of Des Moines
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51999	42-6000149
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Financial Center 666 Walnut Street Des Moines, IA		50309
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	515-281-1000

Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if they registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On November 9, 2017, the Federal Home Loan Bank of Des Moines (the "Bank") issued a member announcement of action by its Board of Directors (the "Board") to declare a third quarter 2017 cash dividend for both the average activity-based capital stock and average membership capital stock outstanding during the quarter. The annualized dividend rate approved was 4.00 percent for activity-based capital stock and 1.50 percent for membership capital stock, both an increase of 0.50 percent from prior quarter. The effective combined annualized dividend rate for the Bank on both subclasses of capital stock outstanding was 3.56 percent. A copy of the member announcement is attached as Exhibit 99.1 to this report.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Certain Member and Independent Directors

On November 8, 2017, the Board declared certain individuals elected in the Bank's 2017 election of directors (the “2017 Director Election”) with each term to commence January 1, 2018. The Board is comprised of member directors and independent directors who are elected by the Bank's members, as discussed under "Item 10 - Directors, Executive Officers, and Corporate Governance" of the Bank's 2016 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 21, 2017 (the “2016 Annual Report”).

After reviewing the results of the 2017 Director Election, the Board declared the following individuals elected as member directors:

Lauren M. MacVay, chief executive officer of True North Federal Credit Union in Juneau, Alaska. Ms. MacVay was elected to fill a member directorship designated for the State of Alaska for a four-year term ending December 31, 2021.
John A. Klebba, president, chief executive officer and board chairman of Legends Bank in Linn, Missouri. Mr. Klebba was elected to fill a member directorship designated for the State of Missouri for a four-year term ending December 31, 2021.
Christine H. H. Camp, director of Central Pacific Bank in Honolulu, Hawaii. Ms. Camp, was elected to fill a member directorship designated for the State of Hawaii for a four-year term ending December 31, 2021.
Steven L. Bumann, chief financial officer of BankWest, Inc. in Pierre, South Dakota. Mr. Bumann, was re-elected to fill a member directorship designated for the State of South Dakota for a four-year term ending December 31, 2021. Mr. Bumann has served on the Board since January 1, 2015. Mr. Bumann currently serves on the Audit Committee and Finance and Planning Committee.
James G. Livingston, senior vice president and director of ZB, National Association in Salt Lake City, Utah. Mr. Livingston, was re-elected to fill a member directorship designated for the State of Utah for a four-year term ending December 31, 2021. Mr. Livingston was first elected as a director of the Federal Home Loan Bank of Seattle (the "Seattle Bank"), which merged with the Bank effective May 31, 2015 (the "Merger"), in 2007. Mr. Livingston is currently the chair of the Finance and Planning Committee and serves on the Executive and Governance Committee and Human Resources and Compensation Committee.
With respect to the election of Ms. Camp, Mr. Bumann and Mr. Livingston, the Bank issued a Current Report on Form 8-K on September 28, 2017 announcing that Ms. Camp, Mr. Bumann and Mr. Livingston were the only eligible candidates who chose to stand for election and were therefore declared elected, as provided in applicable regulations of the Federal Housing Finance Agency (the “Finance Agency”).
In addition, after reviewing the results of the 2017 Director Election, the Board declared the following individual elected as an independent director:

Cynthia A. Parker, president and chief executive officer of BRIDGE Housing in Seattle, Washington. Ms. Parker was re-elected to fill an independent directorship for a four-year term ending December 31, 2021. Ms. Parker was first elected to serve as a director of the Seattle Bank in 2007 and served on the Seattle Bank's board until the Merger in 2015. Ms. Parker currently serves on the Finance and Planning Committee and Human Resources and Compensation Committee.

The 2018 Board committees on which the above individuals will be named to serve have not yet been determined as of the date of this filing.

Compensation of Directors for 2018

The Bank expects to compensate all directors serving on its Board in 2018 in accordance with the Bank’s 2018 Director Fee Policy, attached as Exhibit 99.3 to this Current Report. Directors are also eligible to be reimbursed for reasonable travel, subsistence and other related expenses incurred in connection with service as a Bank director.

 Legal Framework for Director Election

The 2017 Director Election took place in accordance with the rules governing the election of Federal Home Loan Bank directors specified in the Federal Home Loan Bank Act (the "Bank Act") and the related Finance Agency regulations. For a description of the Bank's director election process, see "Item 10 - Directors, Executive Officers, and Corporate Governance" of the Bank's 2016 Annual Report.

Certain Relationships, Related Transactions, and Director Independence

Pursuant to the Bank Act and Finance Agency regulations, the Bank's member directors serve as officers or directors of a member of the Bank. The Bank is a cooperative and conducts business primarily with its members, who are required to own capital stock in the Bank as a prerequisite to transacting certain business with the Bank. Subject to the Bank Act and Finance Agency regulations, the Bank also issues consolidated obligations through the Office of Finance, maintains a portfolio of short-term and long-term investments, enters into derivative transactions, and provides certain cash management and other services — in each case, with members, housing associates, or other third parties of which directors may serve as officers or directors. All such transactions are made in the ordinary course of the Bank's business and are subject to the same Bank policies as transactions with the Bank's members, housing associates, and third parties generally. For further information, see "Item 13 - Certain Relationships and Related Transactions, and Director Independence" of the Bank's 2016 Annual Report.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 6, 2017, the Bank tallied the preliminary voting results for the 2017 Director Election, which the Board reviewed as described in Item 5.02 of this Current Report. Complete voting results are included in the director election results attached as Exhibit 99.2 to this Current Report, and are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On November 9, 2017, the Bank issued announcements to its members concerning the results of the 2017 Director Election as well as the information described under Item 2.02 of this Current Report. The announcements are attached as Exhibits 99.1 and Exhibit 99.2 to this Current Report. The information set forth under Items 2.02, 5.02 and 5.07 is also furnished pursuant to this Item 7.01.

The information contained in Exhibits 99.1, 99.2, and 99.3 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number 99.1        Member Announcement, dated November 9, 2017, issued by the Bank.
Exhibit Number 99.2        Director Election Results, dated November 9, 2017, issued by the Bank.
Exhibit Number 99.3        2018 Director Fee Policy

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Des Moines

November 9, 2017	By:	/s/ Joseph E. Amato

Name: Joseph E. Amato
Title: Executive Vice President/Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Member Announcement
99.2	Director Election Results
99.3	2018 Director Fee Policy